Exhibit 77Q1(a) to ACMT 11.30.2007 NSAR


     1. Amendment No. 3 to Amended and Restated Agreement and Declaration of Trust of American Century Municipal Trust, effective March 20, 2007, Filed as
Exhibit 99(a)(4) to Form 485B Post-Effective Amendment No. 52 to the Registrant's Registration Statement filed on Form N-1A 09/28/07, effective 10/01/07, and incorporated herein by reference.


     2. Amendment No. 4 to Amended and Restated Agreement and Declaration of Trust of American Century Municipal Trust, effective September 11, 2007, Filed as Exhibit 99(a)(5) to Form 485B Post-Effective Amendment No. 52 to the
Registrant's Registration Statement filed on Form N-1A 09/28/07, effective 10/01/07, and incorporated herein by reference.